UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

EQUITY RESIDENTIAL

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-12252	13-3675988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value	EQR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2026, Equity Residential (the "Company") held its 2026 Annual Meeting of Shareholders (the "Annual Meeting"). At the Annual Meeting, the Company’s shareholders were asked to consider and vote upon the proposals described in the Company’s Proxy Statement for the Annual Meeting (the "Proxy Statement"). The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1 – Election of Trustees

All ten of the nominees for Trustees were elected to serve for a one-year term which expires at the Company’s 2027 annual meeting of shareholders and until their respective successors are duly elected and qualified, by the votes set forth below.

Nominee	For	Against	Abstain
Angela M. Aman	333,960,226	4,317,821	127,826
Chris Carr	335,162,934	3,115,397	127,542
Mary Kay Haben	318,084,389	20,195,307	126,177
Ann C. Hoff	336,402,370	1,876,589	126,914
Tahsinul Zia Huque	331,073,012	6,594,980	737,881
Nina P. Jones	331,880,618	6,396,918	128,337
David J. Neithercut	326,009,321	12,241,643	154,909
Mark J. Parrell	335,595,693	2,710,521	99,659
Mark S. Shapiro	323,394,266	14,891,087	120,520
Stephen E. Sterrett	332,502,029	5,774,379	129,465

There were 15,241,514 broker non-votes with respect to Proposal 1.

Proposal 2 – Ratification of Independent Registered Public Accounting Firm for 2026

The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026 was ratified by the shareholders, by the votes set forth below.

For	334,272,653
Against	19,247,519
Abstain	127,215

Proposal 3 – Advisory Approval of Executive Compensation

The shareholders approved, on an advisory basis, the executive compensation disclosed in the Proxy Statement, by the votes set forth below.

For	303,275,382
Against	34,423,665
Abstain	706,826
Broker Non-Votes	15,241,514

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL
Date: June 22, 2026	By: /s/ Scott J. Fenster
Name: Scott J. Fenster
Its: Executive Vice President, General Counsel and Corporate Secretary